Exhibit 99.1

Contact:	Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: April 18, 2013

Robert C. Dabagia to Retire as Chairman of Horizon Bancorp

Will Become Chairman Emeritus Following 33 Years of Service as a Horizon Director

April 18, 2013, Michigan City, Indiana – Horizon Bancorp (NASDAQ GM: HBNC) announced Robert C. Dabagia, will retire as Chairman and a Director of the Company on June 30, 2013. He has served as the Company’s Chairman since 1998 and as a Director of the Company since 1986 and Director of the Company’s predecessor Citizens Bank since 1980. Mr. Dabagia will assume the title of Chairman Emeritus upon his retirement.

“Mr. Dabagia has provided leadership, guidance and inspiration throughout the years, generously giving of his time and expertise to the company and the community,” said Craig M. Dwight, President and CEO of Horizon Bancorp. “As Chairman, he has presided over a period of unprecedented growth for the Company and his more than 50 years of involvement with the banking industry has provided a valuable perspective. We are very pleased Mr. Dabagia has accepted the honorary position of Chairman Emeritus and that we will continue to have access to his wealth of knowledge and experience.”

A Michigan City, Indiana native, Mr. Dabagia graduated from Elston High School and attended Indiana University where he was class president in his freshman, sophomore and senior years, and president of Sigma Nu fraternity. He was named to the university’s Board of Aeons, a distinction reserved for only a few students each year who have demonstrated high academic performance and service to the university.

Following graduation from the university, he joined Northern Trust in 1960 and rose to the position of Vice President. He left Northern Trust in 1977 to join the Bank of California as an executive officer; in 1980 he returned to Michigan City to serve as President of Citizens Bank, a predecessor of Horizon Bank.

Mr. Dabagia served as Chief Executive Officer of Horizon Bancorp and its wholly owned subsidiary Horizon Bank NA until July 1, 2001. His extensive involvement in charitable, business and civic organizations include roles as Chairman of the Michigan City Area Chamber of Commerce, United Way Campaign Chairman, a member of Memorial Hospital Board of Directors, St. Anthony Board of Trustees and Treasurer of the Michigan City Port Authority Board of Directors.

Horizon Bancorp is a locally owned, independent, commercial bank holding company serving Northern and Central Indiana and Southwest Michigan through its commercial banking subsidiary, Horizon Bank, which also operates under the “Heartland Community Bank a Horizon Bank Company” name in certain markets.  Horizon also offers mortgage-banking services throughout the Midwest. Horizon Bancorp may be reached online at www.accesshorizon.com.  Its common stock is traded on the NASDAQ Global Market under the symbol HBNC.

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in “Item 1A Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Contact:	Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: April 18, 2013